TRADE AND OTHER RECEIVABLES - Trade receivables (Details) - USD ($) $ in Thousands	Sep. 30, 2019	Dec. 31, 2018	Dec. 31, 2017
Trade receivables:
Open accounts		$ 7,040	$ 6,048
Checks receivable		22	327
Total trade receivables, gross		7,062	6,375
Less - allowance for doubtful accounts		270	540
Trade receivable		6,792	5,835
Is presented in the statements of financial position as follows:
Under current assets	$ 6,157	6,549	5,362
Under non-current assets	$ 114	243	473
Trade receivable		$ 6,792	$ 5,835